UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

Monroe Capital Income Plus Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

155 North Wacker Drive, 35th Floor
Chicago, Illinois 60606
(312) 258-8300
April 23, 2026
Dear Stockholder:
You are cordially invited to attend Monroe Capital Income Plus Corporation’s 2026 Annual Meeting of Stockholders to be held virtually on June 16, 2026 at 3:00 p.m. Eastern Time, at the following website:
www.virtualshareholdermeeting.com/MONCAP2026
The Notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. I will also report on the progress of the Company during the past year and answer stockholders’ questions.
It is important that your shares be represented at the Annual Meeting. If you are unable to attend the meeting virtually, I urge you to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided or to otherwise give your proxy authorization as specified in the proxy card. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the internet. Your vote is important regardless of the number of shares you own. We urge you to fill out, sign, date and mail the enclosed proxy card or authorize your proxy by mail, telephone or through the internet as soon as possible even if you currently plan to participate in the Annual Meeting. This will not prevent you from voting virtually but will assure that your vote is counted if you are unable to participate in the Annual Meeting.
On behalf of your Board of Directors, thank you for your continued interest and support.
Sincerely yours,
/s/ Theodore L. Koenig

Theodore L. Koenig
Chairman and Chief Executive Officer

i

MONROE CAPITAL INCOME PLUS CORPORATION
155 North Wacker Drive, 35th Floor
Chicago, Illinois 60606
(312) 258-8300
NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 16, 2026
Online Meeting Only — No Physical Meeting Location
www.virtualshareholdermeeting.com/MONCAP2026
To the Stockholders of Monroe Capital Income Plus Corporation:
The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Monroe Capital Income Plus Corporation (the “Company”) will be held virtually on June 16, 2026, at 3:00 p.m. Eastern Time, at the following website:
www.virtualshareholdermeeting.com/MONCAP2026
Stockholders will meet for the following purposes:
1.   To elect one director to serve for a term of three years, and until his successor has been duly elected and qualified; and
2.   To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.
You or your proxyholder can participate, vote, and examine our stockholder list at the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/MONCAP2026 and using the 16-digit control number included on your proxy card or voting instruction form. You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on April 13, 2026. Whether or not you expect to participate in the virtual Annual Meeting, please vote by signing the enclosed proxy card and returning it promptly in the self-addressed envelope provided. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by mail, telephone or through the internet. In the event there are not sufficient votes for a quorum or to approve or ratify the foregoing proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of the proxies by the Company.
By order of the Board of Directors,
/s/ Ronald A. Holinsky Ronald A. Holinsky Corporate Secretary
Chicago, Illinois April 23, 2026
This is an important meeting. To ensure proper representation at the meeting, please indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form. Even if you vote your shares prior to the meeting, you still may participate in the meeting and vote your shares virtually.

ii

MONROE CAPITAL INCOME PLUS CORPORATION
155 North Wacker Drive, 35th Floor
Chicago, Illinois 60606
(312) 258-8300
PROXY STATEMENT
2026 Virtual Annual Meeting of Stockholders
Online Meeting Only — No Physical Meeting Location
www.virtualshareholdermeeting.com/MONCAP2026
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Monroe Capital Income Plus Corporation (the “Company,” “we,” “us” or “our”) for use at our 2026 Annual Meeting of Stockholders to be conducted virtually via live webcast on June 16, 2026 at 3:00 p.m. Eastern Time, and at any adjournments thereof  (the “Annual Meeting”). The Notice of Annual Meeting, this proxy statement, the accompanying proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are first being sent to stockholders on or about April 24, 2026.
We encourage you to vote your shares, either by voting virtually at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you vote by mail, internet or telephone as described in the instructions on the proxy card or voting instruction form, and we receive your vote in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the individual nominee as director.
Your vote is important. Whether or not you plan to participate in the Annual Meeting, please promptly vote your shares as described in the instructions on the proxy card or voting instruction form.
Important notice regarding the availability of proxy materials for the 2026 Annual Meeting of Stockholders to be held on June 16, 2026:
The Notice of Annual Meeting, proxy statement, proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are available at the following internet address: www.proxyvote.com.

INFORMATION ABOUT THE MEETING
When is the Annual Meeting?
The Annual Meeting will be conducted virtually on June 16, 2026 at 3:00 p.m. Eastern Time.
Where will the Annual Meeting be held?
The Annual Meeting will be conducted virtually via live webcast at:
www.virtualshareholdermeeting.com/MONCAP2026
What items will be voted on at the Annual Meeting?
There is one matter scheduled for a vote: to elect one director to serve for a term of three years, and until his successor has been duly elected and qualified.
As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.
What are the recommendations of the Board of Directors?
Our Board of Directors recommends that you vote “FOR” the election of the individual director nominee named herein to serve on the Board of Directors.
Will the Company’s directors be in attendance at the Annual Meeting?
The Company encourages, but does not require, its directors to attend annual meetings of stockholders. However, the Company anticipates that all of its directors will attend the Annual Meeting.

INFORMATION ABOUT VOTING
Who is entitled to vote at the Annual Meeting?
Only stockholders of record at the close of business on the record date, April 13, 2026, are entitled to receive notice of the Annual Meeting and to vote the shares for which they are stockholders of record on that date at the Annual Meeting, or at any postponement or adjournment of the Annual Meeting. As of the close of business on April 13, 2026, we had 286,596,455 shares of common stock outstanding.
How do I vote?
You may either vote “FOR” the nominee to the Board of Directors, or you may vote to “WITHHOLD AUTHORITY” for the nominee. The procedures for voting for each method of voting are described below:
Stockholders of Record: Shares Registered in Your Name.   If on April 13, 2026, your shares were registered directly in your name with the Company’s transfer agent, Ultimus Fund Solutions, then you are a stockholder of record. If you are a stockholder of record, you may vote virtually at the Annual Meeting or vote by giving us your proxy. You may give us your proxy by completing the enclosed proxy card and returning it in the enclosed postage-prepaid envelope. Whether or not you plan to participate in the Annual Meeting, we urge you to fill out and return the enclosed proxy card or to otherwise give your proxy authorization as specified on the proxy card, to ensure your vote is counted. You may still participate in the Annual Meeting and vote virtually if you have already voted by proxy or have otherwise given your proxy authorization.
VIRTUALLY:   To vote virtually, participate in the Annual Meeting and submit your vote via the website during the Annual Meeting.
BY PHONE:   To vote using the telephone, please use any touch-tone telephone to transmit your voting instructions at the telephone number listed in the proxy card.
BY MAIL:   To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as you direct.
Beneficial Owners: Shares Registered in the Name of a Broker or Bank.   If on April 13, 2026, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may be able to vote by mail, telephone or through the internet as instructed by your broker or bank. To vote virtually at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy card.
How many votes do I have?
You have one vote for each share of common stock for which you are the stockholder of record as of April 13, 2026.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please provide a response for each proxy card you receive to ensure that all of your shares are voted.
What if I return a proxy card but do not make specific choices?
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of the individual director nominee named herein to serve on the Board of Directors.

If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board of Directors or, if no recommendation is given, will vote your shares using his or her discretion.
Can I change my vote after submitting my proxy card?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:
(1)
You may change your vote using the same method that you first used to vote your shares;

(2)
You may send a written notice that you are revoking your proxy to Monroe Capital Income Plus Corporation, 155 North Wacker Drive, 35th Floor, Chicago, Illinois 60606, Attention: Ronald A. Holinsky, Corporate Secretary; or

(3)
You may participate in the Annual Meeting and vote virtually. Simply participating in the Annual Meeting, however, will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “WITHHOLD AUTHORITY” votes for the proposal to elect the individual director nominee named herein to serve on the Board of Directors. A broker non-vote occurs when a nominee, such as a brokerage firm, bank, dealer or other similar organization, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a brokerage firm, bank, dealer or other similar organization, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.
If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. The election of the director nominee named herein to serve on the Board of Directors is considered a non-routine proposal. Since the proposal to be voted on at the Annual Meeting is a non-routine matter, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and will enclose a voting instruction form with this proxy statement. The broker or nominee will vote your shares as you direct on their voting instruction form, so it is important that you include voting instructions.
Abstentions will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.
How many votes are needed to approve the proposal (election of a director)?
Directors are elected by a plurality of the votes cast at the meeting. Votes not cast or voted “WITHHOLD AUTHORITY” will have no effect on the election outcome.
How many shares must be present to constitute a quorum for the Annual Meeting?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On April 13, 2026, the record date, there were 286,596,455 shares outstanding and entitled to vote. Thus, 95,522,598 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you virtually attend and vote at the Annual Meeting. Abstentions will be counted towards the quorum requirement.
If a quorum is not present at the Annual Meeting, or if a quorum is present but there are not enough votes to approve the proposal, the person named as chairman of the Annual Meeting may adjourn the meeting to permit further solicitation of proxies. A stockholder vote may be taken on the proposal in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting and filed with a Current Report on Form 8-K within four business days of the Annual Meeting. Final results, if different from the preliminary voting results, will be filed with an amended Current Report on Form 8-K within four days after the final voting results are established.

ADDITIONAL INFORMATION
How and when may I submit a stockholder proposal for the Company’s 2027 Annual Meeting?
We will consider for inclusion in our proxy materials for the 2027 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices, in writing, no earlier than November 24, 2026 and no later than 5:00 p.m. Eastern Time on December 24, 2026, and that comply with our bylaws and all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals must be sent to our Corporate Secretary at Monroe Capital Income Plus Corporation, 155 North Wacker Drive, 35th Floor, Chicago, Illinois 60606.
Pursuant to our bylaws, stockholders wishing to nominate persons for election as directors or to introduce an item of business at an annual meeting that are not otherwise included in our proxy materials must have given timely notice thereof in writing to our Corporate Secretary. To be timely for the 2027 Annual Meeting of Stockholders, you must notify our Corporate Secretary, in writing, no earlier than November 24, 2026, and no later than 5:00 p.m. Eastern Time on December 24, 2026. We also advise you to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including the different notice submission date requirements in the event that the date of the notice for the 2027 Annual Meeting of Stockholders is more than 30 days before or after the first anniversary of the date of the notice for the 2026 Annual Meeting. In accordance with our bylaws, the chairman of the 2027 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.
Pursuant to the Company’s bylaws, among other things, a stockholder’s notice shall set forth as to each individual whom the stockholder proposes to nominate for election or reelection as a director:
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the name, age, business address and residence address of such individual;

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the class, series and number of any shares of stock of the Company that are beneficially owned by such individual;

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the date such shares were acquired and the investment intent of such acquisition;

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whether such stockholder believes any such individual is, or is not, an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Company, to make either such determination; and

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all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

All nominees properly submitted to the Company (or which the Nominating and Corporate Governance Committee otherwise elects to consider) will be evaluated and considered by the members of the Nominating and Corporate Governance Committee using the same criteria as nominees identified by the Nominating and Corporate Governance Committee itself.
How can I obtain the Company’s Annual Report on Form 10-K?
A copy of our 2025 Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) is being mailed along with this proxy statement. Our Annual Report is not incorporated by reference into this proxy statement and shall not be considered proxy solicitation material.
We will also mail to you without charge, upon written request, a copy of any specifically requested exhibit to our Annual Report. Requests should be sent to: Corporate Secretary, Monroe Capital Income Plus Corporation, 155 North Wacker Drive, 35th Floor, Chicago, Illinois 60606. A copy of our Annual Report has also been filed with the Securities and Exchange Commission and may be accessed from the SEC’s website (www.sec.gov).

Who is paying for this proxy solicitation?
The Company will pay for the entire cost of soliciting proxies for the Annual Meeting. The Company has engaged a third-party proxy solicitor, Broadridge Financial Solutions, Inc., and the Company estimates that it will incur expenses of approximately $60,000 for such services, plus reimbursement for out-of-pocket expenses, though the costs of the proxy solicitation process could be lower or higher than the Company’s estimate. In addition to these written proxy materials, directors, officers and employees of Monroe Capital BDC Advisors, LLC (“MC Advisors”), the Company’s investment adviser, may also solicit proxies in person, by telephone or by other means of communication; however, our directors, officers and employees of MC Advisors will not be paid any additional compensation for soliciting proxies. In addition to the solicitation of proxies by mail, proxies may be solicited in person and/or by telephone or facsimile transmission by our proxy solicitor, directors, officers or employees of MC Advisors. MC Advisors is located at 155 North Wacker Drive, 35th Floor, Chicago, Illinois 60606.
The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
How many copies should I receive if I share an address with another stockholder?
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.
Brokers may be householding our proxy materials by delivering a single proxy statement and Annual Report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and Annual Report, or if you are receiving multiple copies of the proxy statement and Annual Report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to: Ronald A. Holinsky, Corporate Secretary, Monroe Capital Income Plus Corporation, 155 North Wacker Drive, 35th Floor, Chicago, Illinois 60606, or by calling (312) 258-8300. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
Whom should I contact if I have any questions?
If you have any questions about voting your shares or about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Ronald A. Holinsky, Corporate Secretary, Monroe Capital Income Plus Corporation, 155 North Wacker Drive, 35th Floor, Chicago, Illinois 60606, Telephone: (312) 258-8300, or Fax: (312) 258-8350.

PROPOSAL 1
ELECTION OF THE DIRECTOR NOMINEE
The Board of Directors presently has four members. Our Board of Directors is divided into three classes. Each class has a three-year term. The Class I directors hold office for a term expiring at the annual meeting to be held in 2028, the Class II director holds office for a term expiring at this Annual Meeting, and the Class III director holds office for a term expiring at the annual meeting to be held in 2027. Each director holds office for the term to which he is elected and until his successor is duly elected and qualified. Vacancies on the Board of Directors may be filled by persons elected by a majority of the remaining directors and nominated by the Nominating and Corporate Governance Committee. A director elected by the Board of Directors to fill a vacancy in a class, including any vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. Russel Miron and Thomas J. Allison are Class I directors; Roger Schoenfeld is a Class II director; and Theodore L. Koenig is a Class III director.
The Board of Directors has nominated one director (upon the recommendation of the Nominating and Corporate Governance Committee), Roger Schoenfeld, for re-election as a Class II director. If re-elected at the Annual Meeting, Mr. Schoenfeld would serve until the 2029 annual meeting of stockholders and until his successor is elected and qualified, or, if sooner, until his death, resignation or removal. Mr. Schoenfeld was not nominated as a director for election pursuant to any agreement or understanding between him individually and the Company. Mr. Schoenfeld has indicated his willingness to continue to serve if elected and has individually consented to be named as a nominee. Mr. Schoenfeld is not an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Company. It is our policy to encourage directors and nominees for director to attend the Annual Meeting.
Directors are elected by a plurality of the votes cast at the meeting. Any shares not voted, whether by withholding authority, abstention or otherwise, will have no effect on the outcome of the election of the director. There are no cumulative voting rights with respect to the election of the directors.
The Board of Directors recommends a vote “FOR” the election of the individual nominee, Roger Schoenfeld. A stockholder can vote for or withhold his or her vote from the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy for the election of the nominee named below. If an individual nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person who is nominated as a replacement. The Board of Directors has no reason to believe that the director nominee, Roger Schoenfeld, will be unable or unwilling to serve.
The following is a brief biography of the Class I directors, the Class II director nominee, and the Class III director.
Class I Directors
Name, Address and Age(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Companies in Fund Complex Overseen By Director/ Nominee(2)	Other Directorships Held by Director/Nominee During Past 5 Years
Independent Directors
Russel Miron (65)	Director	Class I director since 2020; term expires 2028	Partner, FNY Capital Management LP	1	None
Thomas J. Allison (74)	Director	Class I director since 2022; term expires 2028	Principal of Thomas J. Allison & Associates; Managing Director, Arate Capital Partners;	3	Monroe Capital Corporation; Monroe Capital Enhanced Corporate Lending Fund; Horizon Technology Finance

Name, Address and Age(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Companies in Fund Complex Overseen By Director/ Nominee(2)	Other Directorships Held by Director/Nominee During Past 5 Years
			Senior Advisor of Portage Point Partners		Corporation; New Pacific Airlines; Consolidated Hotel Supply; Hobie Cat International; Assertio Therapeutics; Virtus Pharmaceuticals; Grupo Hemo; DTI; American Direct Products; Phoenixus AG

(1)
The address for each of Messrs. Miron and Allison is c/o Monroe Capital Income Plus Corporation, 155 North Wacker Drive, 35th Floor, Chicago, Illinois 60606.

(2)
As of April 13, 2026, the term “Fund Complex” refers to the Company, Monroe Capital Corporation and Monroe Capital Enhanced Corporate Lending Fund, each of which is a business development company advised by MC Advisors. Effective April 14, 2026, Monroe Capital Corporation is no longer part of the “Fund Complex” and is not currently advised by MC Advisors.

Russel Miron has served as a director of the Company since 2020. Mr. Miron is a partner at FNY Capital Management, LP (“FNY”), a global multi-strategy trading firm. Mr. Miron previously served as FNY’s Chief Strategy Officer from April 2018 to June 2020, and as FNY’s Chief Operating Officer from April 2015 to March 2018. Prior to joining FNY, Mr. Miron served as Managing Director of J.P. Morgan, Prime Brokerage, where he managed investor services sales for various regions. Prior to joining J.P. Morgan, Mr. Miron served as a Sales and Senior Relationship Manager at Bear Stearns, Global Clearing Services. He was also a member of the Global Equities Sales Committee. Additionally, Mr. Miron serves as an advisor to Kirenaga Partners, a venture capital firm, and is a capital markets consultant to Innventure, Inc. (NASDAQ: INV). Mr. Miron is a board member of the Intonation Music Workshop.
Thomas J. Allison has served as a director of the Company since 2022. Mr. Allison has served as Principal of Thomas J. Allison & Associates, a senior management services firm, since 2013, and as Managing Director of Arete Capital Partners since 2025. He served as Senior Advisor of Portage Point Partners, an interim management and business advisory firm, from 2018 to 2024. Since 2026, Mr. Allison serves as a director of Horizon Technology Finance Corporation (NASDAQ: HRZN), a publicly-traded business development company. Mr. Allison served as a director of Monroe Capital Corporation (NASDAQ: MRCC), a publicly traded business development company, from 2013 to 2026 until its merger with and into HRZN, and served as a director of MCAP Acquisition Corporation (NASDAQ: MACQU) from March 2021 to December 2021. Mr. Allison served as a director of Assertio Therapeutics, Inc. from 2020 to 2025, where he chaired the Opioid Committee from 2020 until May 2025, has been an Independent Director of Virtus Pharmaceuticals LLC since 2022, and was a member of AArete Consulting’s Advisory Board from 2016 to 2025. Since 2025, Mr. Allison has served as a board member for New Pacific Airlines, Consolidated Hotel Supply, and Hobie Cat International. Mr. Allison has been an Independent Director of Grupo HIMA, the second largest healthcare system in Puerto Rico, since 2021 to 2024. Mr. Allison has served as Lead Independent Director of DTI, a noise dampening company, since 2023. Mr. Allison served as Lead Director of American Direct Products from July 2024 to December 2024, Chairman of Phoenixus AG, a pharmaceutical company, from 2022 to 2023, a director of Katy Industries, a manufacturer of commercial cleaning solutions and consumer storage products, from 2016 to 2018, a director of PTC Alliance Group Holdings, a global manufacturer of steel tubing, from 2015 to 2020, a director of Novum Pharma, from 2019 to 2020, and a director of The NORDAM Group, Inc., an aerospace company, from 2018 to 2019. From September 2018 to January 2019, Mr. Allison was a director of PGHC Holdings, Inc., a restaurant holding company. From 2006 until his retirement in 2012, Mr. Allison served as Executive Vice President and Senior Managing Director of Mesirow Financial Consulting, LLC, a full-service financial and operational advisory consulting firm headquartered in Chicago. At Mesirow, Mr. Allison managed complex turnaround situations and advised on major reorganizations and insolvencies. He also served as CEO, CFO or CRO for several clients. From 2002 to 2006, Mr. Allison served as Founding Partner and Practice Leader of the restructuring practice of Huron Consulting

Group. From 1988 to 2002, he served in a variety of roles at Arthur Andersen, LLC, including Partner-in-Charge, Central Region Restructuring Practice. Earlier in his career, Mr. Allison served in various capacities at Coopers & Lybrand, an accounting firm, First National Bank of Chicago and the Chicago Police Department. Mr. Allison has previously served as Chairman of the Association for Certified Turnaround Professionals, Chairman and Director of the Turnaround Management Association, is a Fellow in the American College of Bankruptcy, is a member of the Turnaround Management Hall of Fame and has taught as a guest lecturer at Northwestern University and DePaul University. Mr. Allison received his B.S. in commerce and his M.B.A. from DePaul University.
Class II Director Nominee
Name, Address and Age(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Companies in Fund Complex Overseen By Director/ Nominee(2)	Other Directorships Held by Director/Nominee During Past 5 Years
Independent Director
Roger Schoenfeld (68)	Director	Class II director since 2018; term expires 2026	Managing Director at Cross Keys Capital	1	None

(1)
The address for Mr. Schoenfeld is c/o Monroe Capital Income Plus Corporation, 155 North Wacker Drive, 35th Floor, Chicago, Illinois 60606.

(2)
As of April 13, 2026, the term “Fund Complex” refers to the Company, Monroe Capital Corporation, and Monroe Capital Enhanced Corporate Lending Fund, each of which is a business development company advised by MC Advisors. Effective April 14, 2026, Monroe Capital Corporation is no longer part of the “Fund Complex” and is not currently advised by MC Advisors.

Roger Schoenfeld has served as a director of the Company since our formation in 2018. Since 2005, Mr. Schoenfeld has served as a Managing Director at Cross Keys Capital, an investment banking firm, where he provides investment banking services to lower middle market companies, entrepreneurs and investors. Mr. Schoenfeld focuses primarily on representing owners of privately-held businesses in the sale and/or equity recapitalization of their businesses. From 1990 to 2005, Mr. Schoenfeld was a partner in various groups that acquired, operated and sold lower middle-market manufacturing businesses. From 1982 to 1988, he practiced law at Goldberg Kohn, a boutique Chicago law firm specializing in real estate, corporate and finance transactions. He served on the board of directors of MCAP Acquisition Corporation (NASDAQ: MACQU), a special purpose acquisition company, and he actively serves as the chair of the Midwest Chapter of the Alliance of Merger and Acquisition Advisors. Additionally, Mr. Schoenfeld has served on the Boards and Executive Committees of a number of Chicago area organizations, including Maot Chitim, The Ark and The Board of Jewish Education of Metropolitan Chicago. He served as the President of the Chicago Chapter of the Precision Metal Forming Association and currently is a student mentor in College Bound Opportunities. He also passed the Certified Public Accounting exam. Mr. Schoenfeld obtained his J.D. from Georgetown University and graduated summa cum laude with a B.S. in Accounting from Indiana University.

Class III Director
Name, Address and Age(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Companies in Fund Complex Overseen By Director/ Nominee(2)	Other Directorships Held by Director/ Nominee During Past 5 Years
Interested Director(3)
Theodore L. Koenig (67)	Chairman and Chief Executive Officer	Class III director since 2018; term expires 2027	Founder and Chief Executive Officer of the Company Chief Executive Officer and Manager of MC Advisors Chairman and Chief Executive Officer of Monroe Capital Corporation	3	None

(1)
The address for Mr. Koenig is c/o Monroe Capital Income Plus Corporation, 155 North Wacker Drive, 35th Floor, Chicago, Illinois 60606.

(2)
As of April 13, 2026, the term “Fund Complex” refers to the Company, Monroe Capital Corporation, and Monroe Capital Enhanced Corporate Lending Fund, each of which is a business development company advised by MC Advisors. Effective April 14, 2026, Monroe Capital Corporation is no longer part of the “Fund Complex” and is not currently advised by MC Advisors.

(3)
Mr. Koenig is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company because of his position as Chief Executive Officer.

Theodore L. Koenig has served as the Chairman of our Board of Directors and Chief Executive Officer since our formation in 2018. Mr. Koenig has served as the Chairman of the Board of Directors and Chief Executive Officer of Monroe Capital Corporation (NASDAQ: MRCC), a publicly traded business development company, from February 2011 to April 2026 until its merger with and into HRZN, and as Chairman of MC Advisors’ investment committee from 2012 to 2024. Additionally, Mr. Koenig is the chief executive officer and a manager of MC Advisors. From 2020 to 2021, Mr. Koenig served as the Chief Executive Officer and chairman of MCAP Acquisition Corporation (NASDAQ: MACQU). Mr. Koenig has approximately 40 years of experience in structuring, negotiating and closing transactions on behalf of asset-based lenders, commercial finance companies, financial institutions and private equity investors. Prior to founding MC Management’s affiliate, Monroe Capital, LLC (“Monroe Capital”) in 2004, Mr. Koenig served as the President and Chief Executive Officer of Hilco Capital LP from 1999 to 2004, where he invested in a variety of debt transactions. Prior to Hilco Capital, Mr. Koenig was a Senior Partner with the Chicago-based corporate law firm, Holleb & Coff from 1986 to 1999 and an Associate with Winston & Strawn from 1983 to 1986. Mr. Koenig earned his J.D. with Honors from the Chicago-Kent College of Law at the Illinois Institute of Technology and his B.S. in Accounting with High Honors from the Kelley School of Business at Indiana University. He is a Director of the Commercial Finance Association, and a member of the Turnaround Management Association, and the Association for Corporate Growth.
Qualifications of Directors
When considering whether our directors have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board of Directors to satisfy its oversight responsibilities effectively in light of our operational and organizational structure, the Nominating and Corporate Governance Committee and the Board of Directors focused primarily on the information discussed in each of the director’s individual biographies set forth above and on the following particular attributes:
Interested Directors
•
Mr. Koenig:   The Nominating and Corporate Governance Committee and the Board of Directors considered his substantial experience implementing Monroe Capital’s investment strategy and investing in a variety of debt transactions, as well as his legal background, which provides our Board of Directors with valuable experience, insight and perspective.
Independent Directors
•
Mr. Miron:   The Nominating and Corporate Governance Committee and the Board of Directors considered his substantial experience with the investment banking, advisory and investor service industries, which provides our Board of Directors with industry knowledge and practical insight.

•
Mr. Schoenfeld:   The Nominating and Corporate Governance Committee and the Board of Directors considered his substantial experience with the provision of extensive investment banking services to lower middle market companies, entrepreneurs and investors, which provides our Board of Directors with valuable industry knowledge and analytical perspective.

•
Mr. Allison:   The Nominating and Corporate Governance Committee and the Board of Directors considered his extensive turnaround and restructuring experience, significant financial leadership and extensive corporate finance experience, which provide our Board of Directors with industry knowledge and practical insight.

Executive Officers Who Are Not Also Directors
The following information pertains to the Company’s executive officers who are not directors of the Company.
Name, Address and Age(1)	Position(s) Held with the Company	Position Held Since	Principal Occupation(s) During Past 5 Years
Lewis W. Solimene, Jr. (age 66)	Chief Financial Officer and Chief Investment Officer	2022
Managing Director and Portfolio Manager of Monroe Capital
Chief Financial Officer and Chief Investment Officer of Monroe Capital Corporation
Managing Director and Head of Opportunistic Investments for Allstate Investments, LLC (2016 – 2021)

Ronald A. Holinsky (age 55)	Chief Compliance Officer, Chief Legal Officer and Corporate Secretary	2026
Chief Legal Officer, Regulated Funds, Chief Compliance Officer and Head of Operational Risk at Monroe Capital
Chief Compliance Officer, Chief Legal Officer and Corporate Secretary of Monroe Capital Corporation and Monroe Capital Enhanced Corporate Lending Fund
Senior Vice President and Chief Counsel, Funds & Investments, Lincoln Financial (2018 – 2025)
Senior Vice President, Chief Legal Officer, Secretary and Director of Lincoln Financial Investments Corporation and Lincoln Investment Management Company (2018 – 2025)
Chief Legal Officer and Secretary of Lincoln Financial Funds (2016 – 2025)

(1)
The address for Messrs. Solimene and Holinsky is c/o Monroe Capital Income Plus Corporation, 155 North Wacker Drive, 35th Floor, Chicago, Illinois 60606.

Lewis W. Solimene, Jr. has served as our Chief Financial Officer, Chief Investment Officer and Corporate Secretary since January 2022. He also served as Chief Financial Officer, Chief Investment Officer, and Corporate Secretary of Monroe Capital Corporation (NASDAQ: MRCC), a publicly traded business development company, from June 2022 to April 2026 until its merger with and into HRZN. Prior to joining Monroe Capital in July 2021, Mr. Solimene served as a Managing Director and Head of Opportunistic Investments for Allstate Investments, LLC, from 2016 to 2021, where he was responsible for managing a portfolio strategy that focuses on deploying debt and equity capital in dislocated markets, out-of-favor sectors and special solutions. From 2007 to 2016, Mr. Solimene was a Senior Managing Director at Macquarie Capital, where he was head of the Restructuring and Special Situations Group. Mr. Solimene was also a Managing Director at Giuliani Capital Advisors LLC from 2004 to 2007, where he ran the Restructuring Advisory Practice. At Ernst & Young Corporate Finance LLC from 2000 to 2004, Mr. Solimene was a Managing Director specializing in providing strategic solutions for underperforming and over-leveraged companies. From 1981 to 2000, Mr. Solimene held a number of leadership roles at Bank of America (and its predecessor, Continental Illinois National Bank and Trust Company), including as a Managing Director in the Global Special Situation Group where he managed a proprietary capital portfolio of stressed and distressed bank debt, private placements, high-yield bonds and equities. Mr. Solimene served on the Board of Directors of Runway Growth Finance Corp. (NASDAQ: RWAY) from January 2017 until June 2022. In addition, Mr. Solimene currently serves on the board of directors of a privately held company and several non-profit organizations. Mr. Solimene received a B.S. in Finance from Western Illinois University and an M.B.A. from the University of Chicago Graduate School of Business.
Ronald A. Holinsky has served as our Chief Compliance Officer, Chief Legal Officer, and Corporate Secretary since January 2026. He has also served as Chief Legal Officer, Regulated Funds & Head of Operational Risk of Monroe Capital since December 2025 and as Chief Compliance Officer of Monroe Capital, LLC since January 2026. He is responsible for legal and regulatory matters regarding our regulated funds and management of the firm’s operational risk. Mr. Holinsky has nearly 30 years of experience in legal, governance, compliance, regulatory, distribution, operational, and administrative matters for funds, advisory firms, broker-dealers, and insurance companies. Prior to joining Monroe, Mr. Holinsky held various roles at Lincoln Financial from 2013 to 2025, including Senior Vice President & Chief Counsel, Funds & Investments and as Chief Legal Officer & Secretary for the Lincoln Financial Funds and Lincoln Financial Investments. He was responsible for legal, compliance, and governance matters for registered funds and advisory affiliate, as well as corporate and insurance investments. Prior to Lincoln, from 2004 to 2013, he served in various in-house legal and compliance roles at Janney Montgomery Scott and Legg Mason, Inc. Mr. Holinsky also served as a Senior Associate with K&L Gates, from 2001 to 2004, and started his investment management career as a Senior Counsel with the U.S. Securities and Exchange Commission from 1997 to 2000. Mr. Holinsky earned his J.D. from University of Baltimore School of Law and his B.S.B.A. in Finance from West Virginia University. He is a member of the District of Columbia, Maryland, and Pennsylvania bars, holds FINRA Series 24 and 7 licenses, and recently earned certifications in corporate governance, executive influence, and private equity from the University of Pennsylvania’s Wharton Executive Education program.

CORPORATE GOVERNANCE
Director Independence
Pursuant to Section 56 of the 1940 Act, a majority of a business development company’s board of directors must be comprised of persons who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Company (the “Independent Directors”). Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.
The Board of Directors has determined that Messrs. Miron, Schoenfeld and Allison are Independent Directors. Mr. Koenig is an “interested person” due to his positions with the Company, MC Advisors and Monroe Capital, as discussed in his biography. Based upon independently verified information obtained from each director concerning their background, employment and affiliations, the Board of Directors has affirmatively determined that none of the Independent Directors have a material business or professional relationship with the Company, other than in his capacity as a member of the Board of Directors or any committee thereof.
Organization of the Board of Directors
The Board of Directors has established an Audit Committee and a Nominating and Corporate Governance Committee. During 2025, the Board of Directors held six meetings, the Audit Committee held five meetings, and the Nominating and Corporate Governance Committee held one meeting. Each of our directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which he served that was held during 2025. The Company encourages, but does not require, the directors to attend the Company’s annual meeting of its stockholders. All of our directors who served on the Board of Directors at the time of the 2025 annual meeting of stockholders attended such meeting.
Board Leadership Structure
The Board of Directors monitors and performs an oversight role with respect to the business and affairs of the Company. Among other things, the Board of Directors approves the appointment of our investment adviser, administrator and officers, reviews and monitors the services and activities performed by our investment adviser, administrator and officers and approves the engagement, and reviews the performance of, the Company’s independent registered public accounting firm.
Under the bylaws, the Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of our stockholders and to perform such other duties as may be assigned to him by the Board of Directors. The Company does not have a fixed policy as to whether the chairman of the Board of Directors should be an Independent Director and believes that its flexibility to select its chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.
Presently, Mr. Koenig serves as the chairman of the Board of Directors. Mr. Koenig is an interested director because he is the Chief Executive Officer of the Company and is the Chief Executive Officer of MC Advisors. The Company believes that Mr. Koenig’s history with the Company, familiarity with the Monroe Capital investment platform and extensive experience investing in and managing private equity and debt investments qualifies him to serve as chairman of the Board of Directors. Moreover, our Board of Directors believes that it is in the best interests of our stockholders for Mr. Koenig to lead our Board of Directors because of his broad experience with the Monroe Capital platform, day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described above.
Our Board of Directors does not have a lead Independent Director. However, Mr. Schoenfeld, the chairman of the Audit Committee, is an Independent Director and acts as a liaison between the Independent Directors and management between meetings of our Board of Directors. Our Board of Directors believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board of Directors also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between MC Advisors and our Board of Directors.
Board Role in Risk Oversight
The Board of Directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board of Directors and are comprised solely of Independent Directors, and (b) monitoring by the Company’s Chief Compliance Officer in accordance with its compliance policies and procedures.
As described below in more detail under “Audit Committee” and “Nominating and Corporate Governance Committee,” the Audit Committee and the Nominating and Corporate Governance Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting and audits of the Company’s consolidated financial statements and discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by the Company’s stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and its committees. Both the Audit Committee and the Nominating and Corporate Governance Committee consist solely of Independent Directors.
The Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Company’s Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board of Directors, addresses at a minimum: (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors periodically, but in no event less than once each year.
The Company believes that the role of the Board of Directors in risk oversight is effective and appropriate given the extensive regulation to which it is subject as a business development company. Specifically, as a business development company, the Company must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after each time it incurs indebtedness and the Company generally has to invest at least 70% of its total assets in “qualifying assets.” In addition, the Company intends to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code. As a RIC, the Company must, among other things, meet certain income source and asset diversification requirements.
The Company believes that the existing role of the Board of Directors in risk oversight is appropriate. However, the Company re-examines the manners in which the Board of Directors administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.
Audit Committee
The Audit Committee is composed of Roger Schoenfeld (chair), Thomas Allison and Russel Miron, each of whom is not considered an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company. Our Board of Directors has determined that our Audit Committee chair is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the

Exchange Act. Our Audit Committee members meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act.
In accordance with its written charter adopted by the Board of Directors, the Audit Committee (a) assists the Board of Director’s oversight of the integrity of our consolidated financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm; (b) prepares an Audit Committee report, if required by the SEC, to be included in our annual proxy statement; (c) oversees the scope of the annual audit of our consolidated financial statements, the quality and objectivity of our consolidated financial statements, accounting and financial reporting policies and internal controls; (d) determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between our independent registered public accounting firm and the Board of Directors.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee (the “Nominating Committee”) is composed of Russel Miron (chair) and Roger Schoenfeld, each of whom is not considered an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company.
In accordance with its written charter adopted by the Board of Directors, the Nominating Committee recommends to the Board of Directors persons to be nominated by the Board of Directors for election at the Company’s meetings of our stockholders, special or annual, if any, or to fill any vacancy on the Board of Directors that may arise between stockholder meetings. The Nominating Committee also makes recommendations regarding the tenure of the directors and is responsible for overseeing an annual evaluation of the Board of Directors and its committee structure to determine whether the structure is operating effectively. The Nominating Committee considers for nomination to the Board of Directors candidates submitted by our stockholders or from other sources it deems appropriate.
Compensation Committee
The Board of Directors has determined that it does not wish to establish a compensation committee at this time because none of our officers receive direct compensation from us and the compensation of the Independent Directors is determined and approved by the full Board of Directors. The Board of Directors, as a whole, is responsible for reviewing the reimbursement by the Company to Monroe Capital Management Advisors, LLC (“MC Management”) of the allocable portion of the cost of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs.
Compensation Committee Interlocks and Insider Participation
During the fiscal year ended December 31, 2025, none of our executive officers served on the board of directors (or a compensation committee thereof or other board committee performing equivalent functions) of any entities that had one or more executive officers serve on our Board of Directors, or on our compensation committee (as the Board of Directors does not have a compensation committee). No executive officer or member of our Board of Directors participated in the deliberations of the Board of Directors concerning executive officer compensation. No member of our Board had any relationship requiring disclosure under any paragraph of Item 404 of Regulation S-K.
Communications Between Stockholders and the Board of Directors
Stockholders with questions about Monroe Capital Income Plus Corporation are encouraged to contact Ronald A. Holinsky, Corporate Secretary at Monroe Capital Income Plus Corporation, 155 North Wacker Drive, 35th Floor, Chicago, Illinois 60606. However, if stockholders feel their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to: Monroe Capital Income Plus Corporation, Board of Directors, c/o Ronald A. Holinsky at the address listed above. All stockholder communications received by the Company through one of the means described will be delivered to one or more members of the Board of Directors.

Hedging Transactions
The Joint Code of Ethics adopted by the Company and MC Advisors requires that directors, officers, general partners and certain other designated persons of the Company and MC Advisors receive clearance from the Company’s Chief Compliance Officer prior to buying or selling options on or futures or other derivatives related to, the Company’s common stock, or from selling short shares of the Company’s common stock.
Code of Ethics
The Company has adopted a code of ethics, or our Code of Business Conduct, pursuant to the Exchange Act and the regulations promulgated thereunder, that all officers, directors and employees of the Company and MC Advisors are expected to observe. The Board of Directors annually reviews our Code of Business Conduct. The Company intends to disclose any amendments to or waivers of required provisions of the Code of Business Conduct on a current report on Form 8-K. We will provide any person, without charge, upon request, a copy of our Code of Business Conduct. To receive a copy, please provide a written request to: Monroe Capital Income Plus Corporation, Attn: Chief Compliance Officer, 155 North Wacker Drive, 35th Floor, Chicago, Illinois 60606.
Insider Trading Policy
The Company has adopted insider trading policies and procedures governing the purchase, sale and other dispositions of our securities by our directors, officers and employees, that is designed to promote compliance with insider trading laws, rules, and regulations.

COMPENSATION DISCUSSION AND ANALYSIS
Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of MC Advisors, MC Management, or their affiliates, pursuant to the terms of the investment advisory agreement between the Company and MC Advisors (the “Investment Advisory Agreement”) and the administration agreement between the Company and MC Management (the “Administration Agreement”), as applicable.
Our day-to-day investment operations are managed by MC Advisors. Services necessary for our business are provided by individuals who are employees of an affiliate of MC Advisors, pursuant to the terms of our Investment Advisory Agreement. Each of our executive officers is an employee of an affiliate of MC Advisors. We reimburse MC Management for its allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including its allocable portion of the cost of our officers, including our Chief Financial Officer and Chief Compliance Officer and their respective staffs, and we reimburse MC Advisors for certain expenses under the Investment Advisory Agreement.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K thereunder require that our directors and executive officers, and any persons holding more than 10% of any class of our equity securities, report their ownership of such equity securities and any subsequent changes in that ownership to the SEC and to us.
Based solely on a review of the written statements and copies of such reports furnished to us by our executive officers, directors and greater than 10% beneficial owners, we believe that during fiscal year ended December 31, 2025, all Section 16(a) filing requirements applicable to the executive officers, directors and stockholders were timely satisfied except for one Form 4 filing in respect of Mr. Schoenfeld’s acquisition of shares of the Company’s common stock.

2025 DIRECTOR COMPENSATION TABLE
The following table shows information regarding the compensation received by our directors, none of whom is an employee of the Company, for the fiscal year ended December 31, 2025. No compensation is paid by us to interested directors.
Name	Fees Earned or Paid in Cash by the Company(1)	Total Compensation from the Company	Total Compensation from the Fund Complex(2)
Independent Directors
Russel Miron	$50,000	$50,000	$50,000
Roger Schoenfeld	$50,000	$50,000	$50,000
Thomas J. Allison	$50,000	$50,000	$133,277
Interested Directors
Theodore L. Koenig	None	None	None

(1)
For a discussion of compensation paid to directors, see below.

(2)
As of April 13, 2026, the term “Fund Complex” refers to the Company, Monroe Capital Corporation, and Monroe Capital Enhanced Corporate Lending Fund, each of which is a business development company advised by MC Advisors. Effective April 14, 2026, Monroe Capital Corporation is no longer part of the “Fund Complex” and is not currently advised by MC Advisors.

In 2025, each Independent Director received an annual retainer of $50,000 for serving on the Board of Directors. Our interested director is an employee of MC Advisors and as a result, did not receive additional compensation for service as a member of our Board of Directors. We also reimbursed each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Investment Advisory Agreement
We have entered into the Investment Advisory Agreement with MC Advisors. Certain of our current officers are directors or officers of MC Advisors. MC Advisors and its direct or indirect members, partners, officers, directors, employees, agents and affiliates may be subject to certain potential conflicts of interest in connection with our activities and investments. For example, the terms of MC Advisors’ management and incentive fees may create an incentive for MC Advisors to approve and cause us to make more speculative investments than we would otherwise make in the absence of such fee structure. In addition, certain MC Advisors personnel serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by MC Advisors. Similarly, MC Advisors may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Company or our stockholders. In addition, prior to an initial public offering and in accordance with its obligations under the 1940 Act, MC Advisors intends to agree to allow certain stockholders the opportunity to participate in certain investment opportunities that we may also participate in.
Relationship with MC Advisors and its Affiliates
MC Advisors and its affiliates have procedures and policies in place designed to manage the potential conflicts of interest between its fiduciary obligations to us and its similar fiduciary obligations to other clients. An investment opportunity that is suitable for multiple clients of MC Advisors and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that MC Advisors’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
The principals of MC Advisors may manage investment vehicles with similar or overlapping investment strategies. In order to address these issues, MC Advisors has put in place an investment allocation policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to co-invest with other accounts managed by MC Advisors and affiliated entities. In the absence of using the exemptive relief from the SEC that permits greater flexibility relating to co-investments, MC Advisors will apply the investment allocation policy. When we engage in such permitted co-investments, we will do so in a manner consistent with MC Advisors’ allocation policy. In situations where co-investment with other entities managed by MC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, MC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. MC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.
We expect to co-invest on a concurrent basis with other affiliates of MC Advisors, unless doing so is impermissible with existing regulatory guidance, applicable regulations, the terms of any exemptive relief granted to us, and our allocation procedures. On December 17, 2025, we and certain of our affiliates were granted an order for co-investment exemptive relief by the SEC based on an updated model of co-investment order that was recently granted by the SEC (the “Order”). The Order supersedes the prior exemptive order granted on October 15, 2014, as amended on January 10, 2023. The Order permits us to participate in negotiated co-investment transactions with other funds managed by MC Advisors and certain other affiliates pursuant to the conditions of the Order. The Order requires that a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board make certain findings with respect to the following, among other things: (1) when we co-invest with an affiliated entity (as defined in the exemptive application) in an issuer where an affiliated entity has an existing investment in the issuer under certain circumstances, and (2) if we dispose of an asset acquired in a co-investment transaction, unless the disposition is done on a pro rata basis or the disposition is of a tradeable security. Pursuant to the Order, the Board oversees our participation in the co-investment program. As required by the Order, we will adopt and the Board will approve policies and procedures reasonably designed to ensure our compliance with the conditions of the Order, and MC Advisors and our Chief Compliance Officer will provide reporting to the Board.
Compensation of MC Advisors
On March 31, 2025, as a result of the change of control transaction where an affiliate of Wendel SE acquired 75% of the outstanding equity interest of certain affiliates of Monroe Capital LLC, including the MC Advisors (the “Wendel Transaction”), we entered into the Investment Advisory Agreement with MC Advisors. The Investment Advisory Agreement was approved by our stockholders at a meeting of stockholders held on February 21, 2025. The terms of the Investment Advisory Agreement, including the fee structure and services to be provided, remained the same as the terms of the former investment advisory agreement between us and MC Advisors, dated December 5, 2018 (the “Original Investment Advisory Agreement”). The Original Investment Advisory Agreement terminated pursuant to its terms as a result of the Wendel Transaction in accordance with the requirements of the 1940 Act. Under the terms of the Investment Advisory Agreement, we pay MC Advisors a base management fee and incentive fee, as reduced by an amended fee waiver letter. The base management fee is calculated at an annual rate of 1.25% of average total assets (reduced from 1.50%), which includes assets financed using leverage. For the period beginning January 1, 2026 through December 31, 2026, the base management fee rate will be waived such that the rate will equal 1.0% for the applicable period. Following any future quotation or listing of the Company’s securities on a national securities exchange (an “Exchange Listing”) or any future quotation or listing of its securities on any other public trading market, the base management fee will be calculated at an annual rate of 1.75% of average invested assets (calculated as total assets excluding cash). The base management fee is payable in arrears.
The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the preceding quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee), any expenses payable under the Administration Agreement and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income will include, in the case of investments with a deferred interest feature such as market discount, debt instruments with payment-in-kind (“PIK”) interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that the Company has not yet received in cash. MC Advisors is not under any obligation to reimburse the Company for any part of the incentive fee it received that was based on accrued interest that the Company never actually receives.
Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital gains or losses. If any distributions from portfolio companies are characterized as a return of capital, such returns of capital would affect the capital gains incentive fee to the extent a gain or loss is realized. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where it incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable incentive fee even if it has incurred a loss in that quarter due to realized and unrealized capital losses.
Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 1.50% per quarter (6% annually).
Prior to an Exchange Listing, we pay MC Advisors an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:
•
no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate of 1.50% (6% annually);

•
100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.7143% (reduced from 1.76%) in any calendar quarter prior to an Exchange Listing or 1.88% in any calendar quarter following an Exchange Listing. We refer to this portion of our pre-incentive fee net investment income as the “catch-up” provision; and

•
prior to an Exchange Listing, 12.5% of the amount of our pre-incentive fee net investment income (a reduction from 15.0% of the amount of the Company’s pre-incentive fee net investment income), if any, that exceeds 1.7143% (reduced from 1.76%) in any calendar quarter, and following an Exchange Listing, 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 1.88% in any calendar quarter.

These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.
The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement, as of the termination date) and equals 12.5% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to MC Advisors, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the amortized cost of such investment. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the amortized cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the amortized cost of such investment. At the end of the applicable year, the amount of capital gains that will serve as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year equals 12.5% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.
Valuation Designee
On September 30, 2022, pursuant to SEC Rule 2a-5 under the 1940 Act, the Board of Directors designated MC Advisors as our valuation designee. MC Advisors’ management fee is based on the value of our investments and there may be a conflict of interest when personnel of MC Advisors are involved in the valuation process for our portfolio investments.
Administration Agreement
We have entered into the Administration Agreement, pursuant to which MC Management furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under our administration agreement, MC Management performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.
License Agreement
We have entered into a license agreement with Monroe Capital under which Monroe Capital has agreed to grant us a non-exclusive, royalty-free license to use the name “Monroe Capital” for specified purposes in our business. Under this agreement, we have a right to use the “Monroe Capital” name, subject to certain conditions, for so long as MC Advisors or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Monroe Capital” name.

Audit Committee Oversight
Pursuant to its charter, our Audit Committee is responsible for reviewing with both management and the Company’s independent accountants, as appropriate, all related party transactions or dealings with parties related to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common stock as of April 13, 2026, the record date, by those persons who directly or indirectly own, control or hold with the power to vote, five percent or more of our outstanding common stock and all executive officers and directors, individually and as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 13, 2026. Percentage of beneficial ownership is based on 286,596,455 shares of common stock outstanding as of April 13, 2026. Unless otherwise stated, the business address of each person below is 155 North Wacker Drive, 35th Floor, Chicago, Illinois 60606. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all shares of common stock set forth opposite their respective names.
Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class	Dollar Range of Equity Securities Beneficially Owned by Our Directors and Director Nominee(2)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies(3)
Interested Directors
Theodore L. Koenig(4)	54,340	*	Over $100,000	Over $100,000
Independent Directors
Russel Miron	—	n/a	None	None
Roger Schoenfeld	10,614	*	Over $100,000	Over $100,000
Thomas J. Allison	—	n/a	None	Over $100,000
Executive Officers who are not Directors
Lewis W. Solimene, Jr.	—	n/a	None	$1 – $10,000
Ronald A. Holinsky	—	n/a	None	None
All Directors and Executive Officers as a Group (6 Persons)	64,954	*	Over $100,000	Over $100,000

*
Less than 1%

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.

(2)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act. Dollar ranges were determined using the number of shares that are beneficially owned as of April 13, 2026, multiplied by the Company’s net asset value per share as of March 31, 2026, which was $9.78. The dollar ranges of equity securities beneficially owned are: none; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and over $100,000.

(3)
The “Family of Investment Companies” refers to the Company, Monroe Capital Corporation, and Monroe Capital Enhanced Corporate Lending Fund, each of which is a business development company advised by MC Advisors and reflects information as of the record date, April 13, 2026. Effective April 14, 2026, Monroe Capital Corporation is no longer part of the “Family of Investment Companies” and is not currently advised by MC Advisors.

(4)
30,625 of these shares are held by Monroe Management Holdco, LLC (“MC Holdco”). Mr. Koenig has voting and dispositive power over these shares due to his ownership interest in MC Holdco. Mr. Koenig disclaims beneficial ownership over the shares held by MC Holdco. 1,715 of these shares are held by Monroe Capital Management Investment Holdings, LP, which may be deemed to be beneficially owned by Mr. Koenig by virtue of his ownership interest therein. Mr. Koenig disclaims any beneficial ownership of these securities.

AUDIT COMMITTEE REPORT1
The following is the report of the Audit Committee with respect to the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2025.
The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements with management and Grant Thornton LLP (“Grant Thornton”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025. The Audit Committee included in its review results of Grant Thornton’s audit of the Company’s consolidated financial statements.
The Audit Committee also has discussed with Grant Thornton matters relating to Grant Thornton’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee has discussed with Grant Thornton its independence from management and the Company, as well as the matters in the written disclosures received from Grant Thornton and required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committee Concerning Independence). The Audit Committee received a letter from Grant Thornton confirming its independence and discussed it with them. The Audit Committee discussed and reviewed with Grant Thornton the Company’s critical accounting policies and practices, other material written communications to management, and the scope of Grant Thornton’s audits and all fees paid to Grant Thornton during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Grant Thornton for the Company. The Audit Committee has reviewed and considered the compatibility of Grant Thornton’s performance of non-audit services with the maintenance of Grant Thornton’s independence as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025.
Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.
April 23, 2026
The Audit Committee
Roger Schoenfeld, Chair
Thomas J. Allison
Russel Miron

1
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On June 3, 2025, the Audit Committee dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm in connection with a transaction in which an affiliate of Wendel SE acquired 75% of the outstanding equity interests of certain affiliates of Monroe Capital LLC, including the Company’s investment adviser. KPMG served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024. The audit report of KPMG on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2024 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal year ended December 31, 2024 and the subsequent interim period through June 3, 2025, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of such disagreements in connection with its reports, nor were there any “reportable events”, as such term is described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Exchange Act.
On June 3, 2025, the Audit Committee approved the appointment of Grant Thornton to serve as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ended December 31, 2025.
During the two most recent fiscal years and through June 3, 2025, the date of the appointment of Grant Thornton, neither the Company nor any person on its behalf has consulted with Grant Thornton with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act. A representative of Grant Thornton expected to be available to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do.
Grant Thornton has been appointed by the Audit Committee and the Board of Directors to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
Since Grant Thornton was not engaged as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024, no fees were paid to Grant Thornton for the audit of the Company’s 2024 consolidated financial statements. We have paid or expect to pay the following fees to Grant Thornton for work performed in 2025 or attributable to the audit of our 2025 consolidated financial statements:
	Fiscal Year Ended December 31, 2025	Fiscal Year Ended December 31, 2024
Audit Fees	$700,000	N/A
Audit Related Fees	—	N/A
Tax Fees	—	N/A
All Other Fees	—	N/A
TOTAL FEES	$700,000	N/A
We have paid or expect to pay the following fees to KPMG LLP for work performed in 2025 and 2024 or attributable to the audit of our 2024 consolidated financial statements:
	Fiscal Year Ended December 31, 2025	Fiscal Year Ended December 31, 2024
Audit Fees	$100,000	$657,000
Audit-Related Fees	$85,000	—
Tax Fees	$209,478	—
All Other Fees	—	—
TOTAL FEES	$394,478	$657,000

Audit Fees.   Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide, in addition to fees for the audit of our annual consolidated financial statements and the review of our quarterly consolidated financial statements in accordance with generally accepted auditing standards.
Audit Related Fees.   Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation. This category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.
Tax Fees.   Tax fees include corporate and subsidiary compliance and consulting.
All Other Fees.   Fees for other services would include fees for products and services other than the services reported above, including any non-audit fees.
Pre-Approval Policies and Procedures
The Audit Committee has established, and our Board of Directors has approved, a pre-approval policy that described the permitted audit, audit-related, tax and other services to be provided by Grant Thornton, the Company’s independent registered accounting firm for the fiscal year ended December 31, 2025. The policy required that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered accounting firm in order to assure that the provision of such services did not impair the firm’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered accounting firm to management.
During 2025 and 2024, all of our audit fees, audit-related fees, tax fees and fees for other services provided by our independent registered public accounting firm were pre-approved by our Audit Committee.

OTHER BUSINESS
The Board of Directors knows of no other business to be presented for action at the 2026 Annual Meeting of Stockholders. If any matters do come before the meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the meeting. The submission of a proposal does not guarantee its inclusion in our proxy statement or presentation at the meeting unless certain securities law requirements are met.
You are cordially invited to attend the 2026 Annual Meeting of Stockholders. Whether or not you plan to attend the meeting, you are requested to indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form.
By order of the Board of Directors,
/s/ Ronald A. Holinsky

Ronald A. Holinsky
Corporate Secretary

MONROE CAPITAL INCOME PLUS CORPORATION155 NORTH WACKER DRIVE, 35TH FLOORCHICAGO, ILLINOIS 60606VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time on June 15, 2026. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to create anelectronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/MONCAP2026You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time on June 15, 2026. Have your proxy card in hand when you call and then followthe instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYMONROE CAPITAL INCOME PLUS CORPORATIONThe Board of Directors recommends you vote FOR thefollowing:1. The election of the nominee listed below to serve asClass II Director until his successor has been duly electedand qualified.Nominee:For Withhold1a. Roger Schoenfeld2. To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.MONROE CAPITAL INCOME PLUS CORPORATION155 NORTH WACKER DRIVE, 35TH FLOORCHICAGO, ILLINOIS 60606THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Ronald Holinsky and Lewis W. Solimene, Jr., or any of them, as proxies, and each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock ofMonroe Capital Income Plus Corporation held of record by the undersigned on April 13, 2026, at the Annual Meeting of Stockholdersto be held virtually on June 16, 2026 at 3:00 p.m. Eastern Time, at www.virtualshareholdermeeting.com/MONCAP2026, or any adjournment or postponement thereof.THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED; where no choice is specified, it will be voted "FOR" proposal 1.The proxies named above also will vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting.You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. The proxies cannot vote these shares unless you sign and return this card.Continued and to be signed on reverse side